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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   DECEMBER 8, 1997
                                                  -------------------------

                            SPECTRUMEDIX CORPORATION
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               (Exact name of registrant as specified in charter)


        DELAWARE                   333-6650                     251686354
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(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)             Identification No.)


 2124 OLD GATESBURG ROAD, STATE COLLEGE, PENNSYLVANIA                   16803
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (814) 867-8600
                                                   ----------------------





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         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 15, 1997, the Board of Directors approved the engagement of Price Waterhouse LLP as the independent accountants for SpectruMedix Corporation (the "Registrant"). The Board of Directors also accepted the resignation of Lazar, Levine & Company LLP as such independent accountants, dated December 8, 1997.

         During the two fiscal years ended March 31, 1997 and the subsequent interim period through December 8, 1997, (i) there were no disagreements with Lazar, Levine & Company LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) Lazar, Levine & Company LLP has not advised the Registrant of any reportable events, as defined in paragraphs (A) through (D) of
Item 304 (a)(1)(v) of Regulation S-B.

         The accountants' report of Lazar, Levine & Company LLP on the consolidated financial statements of SpectruMedix Corporation for the years ended March 31, 1997 and March 31, 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Lazar, Levine & Company LLP is attached as Exhibit 16.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements.

         The Registrant has determined that no financial statements are required to be filed pursuant to this item.

         (b)   Pro Forma Financial Information.

         The Registrant has determined that no pro forma financial information is required to be filed pursuant to this item.

         (c)   Exhibits.

   Exhibit No.                              Description
   -----------                              -----------
      16.1               Letter regarding Change in Certifying Accountant.

      99.1               Press Release dated December 15, 1997.



                                       2.

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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 1997                    SPECTRUMEDIX CORPORATION
                                                  (Registrant)

                                                /s/ Joseph K. Adlerstein
                                                --------------------------
                                            By: Joseph K. Adlerstein
                                                Chief Executive Officer



                                       3.

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                            Spectrumedix Corporation
                                  Exhibit Index
                                   to Form 8-K


                                                                   Sequentially
                                                                     Numbered
Exhibit No.                      Description                           Page
-----------                      -----------                       ------------
   16.1       Letter regarding Change in Certifying Accountant.

   99.1       Press Release dated December 15, 1997.